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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 17, 2000
                                                ----------------------

                            VINTAGE PETROLEUM, INC.
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            (Exact name of registrant as specified in its charter)

    Delaware                        1-10578                     73-1182669
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 (State or other                (Commission File               (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)



110 West Seventh Street, Tulsa, Oklahoma                           74119
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         Copies of the Registrant's press releases dated February 17, 2000, and February 21, 2000, are attached as exhibits hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

                  99.1 Press release dated February 17, 2000, issued by the Registrant.

                  99.2 Press release dated February 21, 2000, issued by the Registrant.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.



Date:   February 22, 2000       By:  /s/  Michael F. Meimerstorf
                                   -------------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller






                                      -2-
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                                 Exhibit Index



Exhibit
Number                             Description
--------       --------------------------------------------------------------

99.1           Press release dated February 17, 2000, issued by the Registrant.

99.2           Press release dated February 21, 2000, issued by the Registrant.